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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 22, 2002




                         j2 Global Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-25965                     51-0371142
          --------                  -------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation            File Number)              Identification No.)



                              6922 Hollywood Blvd.
                                    Suite 800
                          Los Angeles, California 90028
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                    (Address of principal executive offices)


                                 (323) 860-9200
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On April 22, 2002, j2 Global Communications, Inc., a Delaware corporation ("j2 Global"), announced its financial results for the fiscal quarter ended March 31, 2002, and issued revised financial estimates for the fiscal year ending December 31, 2002. A copy of j2 Global's press release announcing these financial results is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about j2 Global's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect j2 Global's operating results is included in j2 Global's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 which is on file with the Securities and Exchange Commission and available at the SEC's website (http://www.sec.gov).




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:


         Exhibit
         Number                 Description
         -------                -----------
          99.1                  Press Release issued April 22, 2002.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               j2 Global Communications, Inc.
                                  (Registrant)


                               By: /s/ Jeffrey D. Adelman
                                   -------------------------------
Date: April 23, 2002               Jeffrey D. Adelman
                                   Vice President, General Counsel and Secretary
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                                INDEX TO EXHIBITS






            Exhibit
            Number                        Description
            -------                       -----------

             99.1                         Press Release issued April 22, 2002.